SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:
    Preliminary Proxy Statement
    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    Definitive Proxy Statement
    Definitive Additional Materials
    Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

MORGAN STANLEY INSTITUTIONAL FUND, INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

    No fee required.
    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by the registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

MORGAN STANLEY INSTITUTIONAL FUND, INC.
on behalf of its
FOCUS EQUITY PORTFOLIO
c/o Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
OF THE FOCUS EQUITY PORTFOLIO

To Our Shareholders:

Notice is hereby given that a Special Meeting of Shareholders of the Focus Equity Portfolio (the "Portfolio") of Morgan Stanley Institutional Fund, Inc. (the "Company") will be held on Tuesday, January 24, 2006 at 9:30 a.m., at the offices of Morgan Stanley Investment Management Inc., 1221 Avenue of the Americas, 3rd Floor Auditorium, New York, New York 10020.

The Meeting is being held for the following purpose:

1.	To change the Portfolio from a diversified fund to a non-diversified fund.

2.	To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

Only holders of record of shares of the Portfolio as of the close of business on November 11, 2005, the record date for the Meeting, are entitled to notice of, and to vote at, the Meeting of the Portfolio or any adjournments thereof.

Mary E. Mullin Secretary

Dated: November 18, 2005

If you do not expect to attend the Meeting for the Portfolio, please sign and promptly return the enclosed Proxy Card in the enclosed self-addressed envelope. In order to avoid the additional expense to the Portfolio of further solicitation, we ask your cooperation in mailing your Proxy Card or voting by telephone or Internet by following the instructions on the Portfolio's Proxy Card promptly.

MORGAN STANLEY INSTITUTIONAL FUND, INC.
on behalf of its
FOCUS EQUITY PORTFOLIO
c/o Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
OF THE FOCUS EQUITY PORTFOLIO
TO BE HELD
January 24, 2006

This proxy statement is furnished by the Board of Directors (the "Board," the directors of which are referred to as the "Directors") of Morgan Stanley Institutional Fund, Inc. (the "Company") in connection with the solicitation of Proxies by the Board of Directors for use at the Special Meeting of Shareholders of the Focus Equity Portfolio (the "Portfolio") to be held on Tuesday, January 24, 2006 (the "Meeting"), at the principal executive office of the investment adviser for the Company, Morgan Stanley Investment Management Inc. (hereinafter "MSIM" or the "Adviser"), 1221 Avenue of the Americas, 3rd Floor Auditorium, New York, New York 10020. It is expected that the Notice of Special Meeting, Proxy Statement and Proxy Card will first be mailed to holders of stock of the Portfolio (each a "Shareholder" and collectively, the "Shareholders") on or about November 25, 2005. The purpose of the Meeting, the matters to be acted upon and the commencement time of the Meeting are set forth in the accompanying Notice of Special Meeting of Shareholders of the Focus Equity Portfolio.

If the accompanying Proxy Card for the Portfolio is executed properly and returned, shares represented by it will be voted at the Meeting for the Portfolio in accordance with the instructions on the Proxy Card. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Company or by attendance and voting at the Meeting of the Portfolio. All proxies that are properly signed and received in time and not revoked will be voted as marked. If no instructions are specified, shares will be voted FOR Proposal 1.

The Board has fixed the close of business on November 11, 2005 as the record date for the determination of Shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. Each full share will be entitled to vote at the Meeting and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. As of the record date, the Portfolio had 4,341,096 shares outstanding and entitled to vote.

The expense of solicitation will be borne by the Portfolio and will include reimbursement to brokerage firms and others for reasonable expenses in forwarding proxy solicitation materials to beneficial owners. The expenses in connection with preparing this Proxy Statement and its enclosures and all solicitations will be paid by the Portfolio provided the expenses do not exceed the Portfolio's existing voluntary expense cap. Expenses exceeding the Portfolio's voluntary expense cap will be paid by the Adviser. The solicitation of Proxy Cards will be largely by mail, but may include, without cost to the Portfolio, telephonic, telegraphic, online or oral communications by regular employees of certain affiliates of the Company, including MSIM, having as its principal office 1221 Avenue of the Americas, New York,

New York 10020, who will receive no extra compensation for their services. The solicitation of Proxy Cards is also expected to include communications by employees of Computershare Fund Services, a proxy solicitation firm expected to be engaged by the Company, on behalf of the Portfolio, to solicit Proxy Cards by mail or by telephonic, telegraphic or oral communications at a cost not expected to exceed $3,000, plus out-of-pocket expenses.

Shareholders will be able to vote their shares by touchtone telephone or by Internet by following the instructions on the proxy card accompanying this Proxy Statement. To vote by touchtone telephone or by Internet, Shareholders can access the website or call the toll-free number listed on the proxy card. To vote by touchtone telephone or by Internet, Shareholders will need the number that appears on the proxy card in the shaded box.

In certain instances, Computershare Fund Services may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. The Company has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the vote that is counted and will revoke all previous votes by the Shareholder. With respect to reminder calls by Computershare Fund Services, expenses would be approximately $1.00 per outbound telephone contact. With respect to the solicitation of a telephonic vote by Computershare Fund Services, approximate additional expenses are estimated to include $3.75 per telephone vote transacted, $2.75 per outbound or inbound telephone contact and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder request, which would be borne by the Company.

The Company will furnish, without charge, a copy of its annual report for the fiscal year ended December 31, 2004 and its semi-annual report for the fiscal period ended June 30, 2005 to any Shareholder of the Portfolio requesting such reports. Requests for the Company's annual report and semi-annual report should be made in writing to the Company, c/o J.P. Morgan Investor Services Co., P.O. Box 2798, Boston, Massachusetts 02208-2798, by calling 1-800-221-6726 or by visiting the Adviser's internet website at www.morganstanley.com/im.

J.P. Morgan Investor Services Co. is an affiliate of the Company's administrator, JPMorgan Chase Bank ("JPMorgan Chase"), and provides administrative services to the Company.

The Board of Directors of the Company recommend that you vote "FOR" Proposal No. 1.

TO CHANGE THE PORTFOLIO FROM A DIVERSIFIED FUND TO
A NON-DIVERSIFIED FUND
(Proposal No. 1)

The Board of Directors, including all the Independent Directors, has approved, and recommends that Shareholders of the Portfolio approve, changing the Portfolio from a diversified fund to a non-diversified fund.

A "diversified fund," pursuant to Section 5(a)(1) of the Investment Company Act of 1940, as amended (the "1940 Act"), must have 75% of its total assets represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater than 5% of the fund's total assets and not more than 10% of any class of the outstanding voting securities of such issuer. Conversely, the 1940 Act defines a "non-diversified fund" as a fund other than a diversified fund, and therefore places no limits on a non-diversified fund pursuant to this classification. A fund's designation as non-diversified connotes greater risk because it may invest in a limited number of issuers. A non-diversified portfolio has potential for an increase in volatility since the portfolio's performance may be closely tied to the market value of a single issuer. Investing a larger percentage of its assets in a single issuer increases the Portfolio's exposure to credit risk and other risks associated with that issuer's financial condition and business operations. The 1940 Act diversification requirements are similar to, but, are separate and apart from the diversification requirements that the Portfolio complies with in order to qualify for special tax treatment as set forth in Subchapter M of the Internal Revenue Code. This Proposal does not in any way affect the Portfolio's ability to comply with Subchapter M.

The Portfolio was initially registered with the Securities and Exchange Commission (the "SEC") as a non-diversified fund; however, the Portfolio has operated for three consecutive years as a diversified fund. The SEC staff has taken the position that a non-diversified fund that operates for three consecutive years as a diversified fund will become, by operation of law, a diversified fund. Accordingly, the Portfolio is now classified as a diversified portfolio. As an investment policy, the Portfolio generally concentrates its holdings in a relatively small number of companies and may invest up to 25% of its assets in a single issuer. The Portfolio has been managed within these policies while inadvertently meeting the diversification requirements. However, the Adviser believes that a non-diversified classification is an essential tool in managing the Portfolio over time given the likelihood that the Portfolio may be invested in a limited number of issuers.

Although a non-diversified fund may be reclassified as a diversified fund solely by operation of law, pursuant to Section 13(a) of the 1940 Act, a fund cannot change from diversified to non-diversified without shareholder approval. Therefore, Shareholders are being asked to approve changing the Portfolio from a diversified fund to a non-diversified fund to enable the Adviser to manage the Portfolio consistent within its current investment policy.

If Shareholders approve this proposal, the Portfolio may operate as a non-diversified fund or, in the Adviser's discretion, it may not, subject to the beneficial needs of Shareholders. The Adviser will reserve freedom of action to operate the Portfolio in a non-diversified manner only if, and when, it would be in Shareholders' best interests to do so, provided that the Adviser does not operate the Portfolio in a diversified manner within three consecutive years following shareholder approval. 1940 Act rules will require the Portfolio to again seek shareholder approval to reserve freedom of action to operate the Portfolio as non-diversified, in the event the Portfolio is subsequently reclassified, by operation of law, as a diversified fund.

At a meeting held on October 27, 2005, the Board unanimously approved the submission of this Proposal to Shareholders for their approval.

Vote Required and Board Recommendation

Approval of this Proposal requires the affirmative vote of the holders of a majority of the outstanding shares of the Portfolio entitled to vote thereon. Under the 1940 Act, this means the affirmative vote of the lesser of (a) 67% or more of the voting shares present at the meeting or represented by proxy if the holders of more than 50% of the outstanding voting shares are present or represented by proxy or (b) more than 50% of the outstanding voting shares of the Portfolio. The Board of Directors of the Company recommends that you vote "FOR" Proposal 1.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of November 11, 2005, the following Shareholders were known by the Company to own of record and beneficially 5% or more of the Portfolio's outstanding shares.

Name and Address of Beneficial Owner of Class A Shares	Amount of Beneficial Ownership of Class A Shares	Percent of Class A Shares
Morgan Stanley & Co., Incorporated 1585 Broadway New York, NY 10036	2,624,720	72.52%

Name and Address of Beneficial Owner of Class B Shares	Amount of Beneficial Ownership of Class B Shares	Percent of Class B Shares
The Vanguard Fiduciary Trust Co PO Box 2600 VM 613 Outside Funds Valley Forge, PA 19482	440,419	61.96%

As of November 11, 2005, to the knowledge of the Adviser, the Directors and executive officers of the Company, individually and as a group, beneficially owned less than 1% of the outstanding shares of the Portfolio.

ADDITIONAL INFORMATION

General

The presence at any Shareholders' meeting, in person or by proxy, of the holders of one-third of the Portfolio's shares issued and outstanding and entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Portfolio shares on a particular matter with respect to which the broker or nominee does not have a discretionary power) or is marked with an abstention (collectively, "abstentions"), the Portfolio shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Accordingly, Shareholders are urged to forward their voting instructions promptly. Abstentions and broker "non-votes" will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. Accordingly, abstentions and broker "non-votes" effectively will be a vote against approval of the Proposal because an affirmative vote of a majority of the total shares outstanding is required.

In the event that the necessary quorum to transact business or the vote required to approve the Proposal is not obtained at the Meeting, the Proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxy votes. Any such adjournment will require the affirmative vote of the holders of a majority of the Portfolio's shares present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which have voted "for" the Proposal and will vote against such adjournment those proxies which have voted "against" the Proposal. Abstentions and broker "non-votes" will be disregarded in connection with any such vote for adjournment.

Principal Underwriter and Administrator

Morgan Stanley Distribution, Inc., whose principal address is One Tower Bridge, 100 Front Street, West Conshohocken, Pennsylvania 19428, is the principal underwriter for the Company.  JPMorgan Chase, whose principal address is 73 Tremont Street, Boston, Massachusetts 02108, serves as the Company's administrator.

Submission of Shareholder Proposals

The Company does not hold annual shareholders meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a Shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Company at the address shown at the beginning of the Proxy Statement, within a reasonable time before the Company begins to print and mail its proxy materials for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS

No matter other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of Shareholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy Card will vote thereon according to their best judgment in the interests of the Company.

Shareholders who do not expect to be present at the meeting and who wish to have their shares voted are requested to either vote by telephone or Internet by following the instructions on the Proxy Card, or date and sign the enclosed Proxy Card and return it in the enclosed envelope. No postage is required if mailed in the United States.

Mary E. Mullin Secretary

Dated: November 18, 2005

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

Your Proxy Vote is important!
And now you can Vote your Proxy on the PHONE or the INTERNET.
It saves Money! Telephone and Internet voting saves postage costs. Savings which can help minimize fund expenses.
It saves Time! Telephone and Internet voting is instantaneous – 24 hours a day.
It's Easy! Just follow these simple steps:
1. Read your proxy statement and have it at hand.
2. Call toll-free 1-866-241-6192 to website: https://vote.proxy-direct.com
3. Follow the recorded or on-screen directions.
4. Do not mail your Proxy Card when you vote by phone or Internet.

Please detach at perforation before mailing.

PROXY                       MORGAN STANLEY INSTITUTIONAL FUND, INC.                       PROXY

FOCUS EQUITY PORTFOLIO

SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JANUARY 24, 2006

This Proxy is solicited on behalf of the Board of Directors.

The undersigned hereby constitutes and appoints RONALD E. ROBISON, JOSEPH J. MCALINDEN and BARRY FINK, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Portfolio held of record by the undersigned on November 11, 2005 at the Special Meeting of Shareholders of the Focus Equity Portfolio to be held on January 24, 2006, and at any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such stock heretofore given by the undersigned.

This Proxy Card when properly executed will be voted in the manner directed herein by the undersigned Shareholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the Meeting or any adjournment thereof. If no direction is made, this Proxy Card will be voted for Proposal 1.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192
999 99999 999 999
Note: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor please sign full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.

Signature

Signature (if held jointly)

Date 15349_ERE

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR
PROXY TODAY

Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.
YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR INTERNET (See enclosed Voting Information Card for further instructions).

PLEASE MARK VOTES AS IN THIS EXAMPLE:

      ▪

	FOR	AGAINST	ABSTAIN
1. Approval of a proposal to change the Focus Equity Portfolio from a diversified fund to a non-diversified fund.

15349_ERE

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD
PROMPTLY USING THE ENCLOSED ENVELOPE.